Economic Dependence	12 Months Ended
Dec. 31, 2022
Disclosure Of Economic Dependence [Abstract]
Economic Dependence	Economic Dependence

We are economically dependent on our toll manufacturers. We primarily use one toll manufacturer in the U.S. to produce the clinical-grade pelareorep active ingredient and a second toll manufacturer to formulate finished product required for our clinical trial program. Any significant disruption of the services provided by our primary toll manufacturers has the potential to delay the progress of our clinical trial program. We have used another toll manufacturer in the U.K. that has also produced clinical-grade pelareorep at a smaller scale. We have attempted to mitigate this risk by identifying an alternative toll manufacturer, establishing stability profiles for long-term storage of pelareorep, and producing sufficient pelareorep in advance of patient enrollment in a particular clinical trial.